                                                                      Exhibit 99

                            Global Structured Finance

                                  BoAMS 2005-D
                                   Total Pool
                            Collateral Summary Report

                                Apr 5, 2005 17:22

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $509,307,295.97
Loan Count: 1,066
Percent IO: 67.22%
Cut-off Date: 2005-04-01
Avg. Loan Balance: $477,774.20
Avg. Orig. Balance: $478,268.92
Accelerated Docs: 58.72%
W.A. FICO: 735
W.A. Orig. LTV: 72.08%
W.A. Cut-Off LTV: 72.03%
W.A. Gross Coupon: 5.083%
W.A. Net Coupon: 4.823%
W.A. Svcg Fee: 0.260%
W.A. Trustee Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 3.51%
% over 100 OLTV: 0.00%
% with PMI: 3.51%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.49%
W.A. MI Adjusted LTV: 71.18%
% Second Lien: 0.00%
% with Prepay Penalty: 0.78%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.06%
% IO: 67.22%

* FICO not available for 4 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
<= $250,000                 2.42%
---------------------------------
$250,001 - $350,000         6.28
---------------------------------
$350,001 - $450,000        30.20
---------------------------------
$450,001 - $550,000        24.89
---------------------------------
$550,001 - $650,000        15.46
---------------------------------
$650,001 - $750,000         7.29
---------------------------------
$750,001 - $850,000         3.78
---------------------------------
$850,001 - $950,000         3.00
---------------------------------

---------------------------------
$950,001 - $1,050,000       4.48
---------------------------------
$1,050,001 - $1,150,000     0.45
---------------------------------
$1,150,001 - $1,250,000     1.18
---------------------------------
>= $1,250,001               0.58
---------------------------------
Total:                    100.00%
---------------------------------

Average: $478,268.92
Lowest: $66,500.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
<= $250,000                 2.44%
---------------------------------
$250,001 - $350,000         6.69
---------------------------------
$350,001 - $450,000        29.77
---------------------------------
$450,001 - $550,000        24.89
---------------------------------
$550,001 - $650,000        15.46
---------------------------------
$650,001 - $750,000         7.29
---------------------------------
$750,001 - $850,000         3.78
---------------------------------
$850,001 - $950,000         3.00
---------------------------------
$950,001 - $1,050,000       4.48
---------------------------------
$1,050,001 - $1,150,000     0.45
---------------------------------
$1,150,001 - $1,250,000     1.18
---------------------------------
>= $1,250,001               0.58
---------------------------------
Total:                    100.00%
---------------------------------

Average: $477,774.20
Lowest: $66,500.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.93%
---------------------------
Y                     0.07
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      3.51%
------------------------------
Conventional w/o PMI    96.49
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

7. Coupon

-----------------------
Coupon          Percent
-----------------------
3.001 - 3.250     0.07%
-----------------------
3.251 - 3.500     0.10
-----------------------
3.501 - 3.750     0.45
-----------------------
3.751 - 4.000     1.26
-----------------------
4.001 - 4.250     2.14
-----------------------
4.251 - 4.500     5.40
-----------------------
4.501 - 4.750    13.99
-----------------------
4.751 - 5.000    22.94
-----------------------
5.001 - 5.250    25.16
-----------------------
5.251 - 5.500    17.23
-----------------------
5.501 - 5.750     8.45
-----------------------
5.751 - 6.000     2.45
-----------------------
6.001 - 6.250     0.11
-----------------------
6.251 - 6.500     0.26
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.083%
Lowest: 3.250%
Highest: 6.500%

--------------------------------------------------------------------------------

8. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.53%
----------------------
750 - 799       42.38
----------------------
700 - 749       29.85
----------------------
650 - 699       19.38
----------------------
600 - 649        4.64
----------------------
Not Scored       0.22
----------------------
Total:         100.00%
----------------------

W.A.: 735
Lowest: 621
Highest: 837

--------------------------------------------------------------------------------

9. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             96.49%
-----------------------
UGRIC             1.00
-----------------------
RMIC              0.72
-----------------------
RGIC              0.56
-----------------------
GEMIC             0.55
-----------------------
PMIC              0.44
-----------------------
MGIC              0.18
-----------------------
TGIC              0.06
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

10. Product Type

----------------------------
Product Type         Percent
----------------------------
2/13 12 MO LIBOR       0.06%
----------------------------
3YR IO 12 MO LIBOR     4.07
----------------------------
3/27 12 MO LIBOR       3.64
----------------------------
4/26 12 MO LIBOR       0.07
----------------------------
5YR IO 12 MO LIBOR    59.70
----------------------------
5/10 12 MO LIBOR       0.24
----------------------------
5/15 12 MO LIBOR       0.07
----------------------------

----------------------------
5/25 12 MO LIBOR      26.08
----------------------------
7YR IO 12 MO LIBOR     3.45
----------------------------
7/23 12 MO LIBOR       2.62
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

11. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

12. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               62.60%
-----------------------------
Refinance-Rate/Term    21.47
-----------------------------
Refinance-Cashout      15.93
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

13. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.89%
---------------------------
1                     0.11
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

14. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              56.51%
-----------------------
PUD Detach       23.77
-----------------------
Condo            15.00
-----------------------
PUD Attach        3.32
-----------------------
Townhouse         0.56
-----------------------

-----------------------
2-Family          0.34
-----------------------
4-Family          0.28
-----------------------
Cooperative       0.22
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.87%
--------------------------
Secondary            9.33
--------------------------
Investor             0.80
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

16. Documentation

------------------------
Documentation    Percent
------------------------
Standard          41.28%
------------------------
Rapid             33.67
------------------------
Reduced           24.71
------------------------
All Ready Home     0.34
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

17. State

--------------------
State        Percent
--------------------
California    48.93%
--------------------
Florida       10.57
--------------------
Virginia       8.24
--------------------
Maryland       4.28
--------------------
Nevada         2.84
--------------------
Other         25.15
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

18. California

-----------------------------
California            Percent
-----------------------------
Northern California    63.61%
-----------------------------
Southern California    36.39
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

19. Zip Code

------------------
Zip Code   Percent
------------------
94002        1.06%
------------------
34145        0.97
------------------
94010        0.86
------------------
94558        0.65
------------------
94538        0.64
------------------
Other       95.83
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.87%
--------------------------
Y                    0.13
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.61%
-----------------------
20.01 - 30.00     0.70
-----------------------

-----------------------
30.01 - 40.00     2.24
-----------------------
40.01 - 50.00     4.32
-----------------------
50.01 - 60.00     7.14
-----------------------
60.01 - 70.00    20.23
-----------------------
70.01 - 80.00    61.25
-----------------------
>= 80.01          3.51
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.08%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.61%
-----------------------
20.01 - 30.00     0.72
-----------------------
30.01 - 40.00     2.24
-----------------------
40.01 - 50.00     4.39
-----------------------
50.01 - 60.00     7.08
-----------------------
60.01 - 70.00    20.23
-----------------------
70.01 - 80.00    61.23
-----------------------
>= 80.01          3.51
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.03%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          99.22%
---------------------------------
36                          0.78
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         0.78%
----------------------------
NONE                  99.22
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.31%
-----------------------
240               0.07
-----------------------
360              99.63
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
240 or less                0.37%
--------------------------------
349 - 354                  0.62
--------------------------------
355 - 360                 99.00
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.6 months
Lowest: 176 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  52.76%
-------------------------
1 - 6              47.10
-------------------------
7 - 12              0.13
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                  7.77%
----------------------------
5.000                 92.23
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.767%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           1.81%
-----------------------------

-----------------------------
9.001 - 10.000         41.13
-----------------------------
10.001 - 11.000        52.39
-----------------------------
11.001 - 12.000         4.67
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.160%
Lowest: 8.250%
Highest: 12.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
13 - 18             0.06%
-------------------------
25 - 30             0.19
-------------------------
31 - 36             7.51
-------------------------
43 - 48             0.07
-------------------------
49 - 54             0.37
-------------------------
55 - 60            85.72
-------------------------
79 - 84             6.08
-------------------------
Total:            100.00%
-------------------------

W.A.: 58.8 months
Lowest: 18 months
Highest: 84 months

--------------------------------------------------------------------------------

34. Buydowns

------------------
Buydowns   Percent
------------------
N           99.93%
------------------
Y            0.07
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-D
                                    3-1 ARMs
                            Collateral Summary Report

                                Apr 4, 2005 21:04

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $39,552,465.46
Loan Count: 102
Percent IO: 52.37%
Cut-off Date: 2005-04-01
Avg. Loan Balance: $387,769.27
Avg. Orig. Balance: $388,258.08
Accelerated Docs: 47.01%
W.A. FICO: 715
W.A. Orig. LTV: 74.90%
W.A. Cut-Off LTV: 74.81%
W.A. Gross Coupon: 5.152%
W.A. Net Coupon: 4.777%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 357 months
W.A. Age: 2 months
% over 80 OLTV: 8.79%
% over 100 OLTV: 0.00%
% with PMI: 8.79%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.37%
W.A. MI Adjusted LTV: 72.70%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.58%

* FICO not available for 2 loans, or 1.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
<= $250,000               8.01%
-------------------------------
$250,001 - $350,000      21.94
-------------------------------
$350,001 - $450,000      30.66
-------------------------------
$450,001 - $550,000      15.16
-------------------------------

-------------------------------
$550,001 - $650,000      13.78
-------------------------------
$650,001 - $750,000       1.87
-------------------------------
$750,001 - $850,000       6.05
-------------------------------
$950,001 - $1,050,000     2.53
-------------------------------
Total:                  100.00%
-------------------------------

Average: $388,258.08
Lowest: $105,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
<= $250,000               8.01%
-------------------------------
$250,001 - $350,000      21.94
-------------------------------
$350,001 - $450,000      30.66
-------------------------------
$450,001 - $550,000      15.16
-------------------------------
$550,001 - $650,000      13.78
-------------------------------
$650,001 - $750,000       1.87
-------------------------------
$750,001 - $850,000       6.05
-------------------------------
$950,001 - $1,050,000     2.53
-------------------------------
Total:                  100.00%
-------------------------------

Average: $387,769.27
Lowest: $105,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.751 - 4.000     0.85%
-----------------------
4.001 - 4.250     1.19
-----------------------
4.251 - 4.500     5.68
-----------------------
4.501 - 4.750     9.56
-----------------------
4.751 - 5.000    27.37
-----------------------
5.001 - 5.250    21.31
-----------------------
5.251 - 5.500    13.67
-----------------------
5.501 - 5.750    14.28
-----------------------
5.751 - 6.000     6.08
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.152%
Lowest: 4.000%
Highest: 6.000%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        2.63%
----------------------
750 - 799       28.65
----------------------
700 - 749       25.32
----------------------
650 - 699       32.37
----------------------
600 - 649        9.50
----------------------
Not Scored       1.52
----------------------
Total:         100.00%
----------------------

W.A.: 715
Lowest: 621
Highest: 837

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             91.21%
-----------------------
RMIC              2.74
-----------------------

----------------
UGRIC      2.54
----------------
GEMIC      1.55
----------------
RGIC       0.89
----------------
MGIC       0.76
----------------
PMIC       0.31
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
3YR IO 12 MO LIBOR    52.37%
----------------------------
3/27 12 MO LIBOR      46.81
----------------------------
2/13 12 MO LIBOR       0.81
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               63.89%
-----------------------------
Refinance-Rate/Term    18.34
-----------------------------
Refinance-Cashout      17.77
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      8.79%
------------------------------
Conventional w/o PMI    91.21
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              44.66%
-----------------------
PUD Detach       30.34
-----------------------
Condo            15.69
-----------------------
PUD Attach        4.12
-----------------------
2-Family          2.40
-----------------------
Townhouse         1.91
-----------------------
4-Family          0.90
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             88.28%
--------------------------
Secondary            8.79
--------------------------
Investor             2.93
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         52.99%
-----------------------
Rapid            31.89
-----------------------
Reduced          15.12
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California        28.33%
------------------------
Florida           18.18
------------------------
Nevada             6.41
------------------------
Virginia           6.32
------------------------
North Carolina     4.59
------------------------
Other             36.17
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    24.44%
-----------------------------
Southern California    75.56
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
34145        4.58%
------------------
89141        2.60
------------------
92007        2.53
------------------
92009        2.04
------------------
89052        2.02
------------------
Other       86.23
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
35.01 - 40.00     1.17%
-----------------------
40.01 - 45.00     2.21
-----------------------
45.01 - 50.00     2.04
-----------------------
50.01 - 55.00     0.85
-----------------------
55.01 - 60.00     2.24
-----------------------
60.01 - 65.00     3.68
-----------------------
65.01 - 70.00    16.57
-----------------------
70.01 - 75.00     9.61
-----------------------
75.01 - 80.00    52.84
-----------------------
85.01 - 90.00     6.37
-----------------------
90.01 - 95.00     2.42
-----------------------
Total:          100.00%
-----------------------

W.A.: 74.90%
Lowest: 39.40%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
35.01 - 40.00     1.17%
-----------------------
40.01 - 45.00     2.21
-----------------------
45.01 - 50.00     2.89
-----------------------
55.01 - 60.00     2.24
-----------------------
60.01 - 65.00     3.68
-----------------------
65.01 - 70.00    16.57
-----------------------
70.01 - 75.00     9.61
-----------------------
75.01 - 80.00    52.84
-----------------------
85.01 - 90.00     6.37
-----------------------
90.01 - 95.00     2.42
-----------------------
Total:          100.00%
-----------------------

W.A.: 74.81%
Lowest: 39.36%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------

---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.81%
-----------------------
360              99.19
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  0.81%
--------------------------------
349 - 354                  2.42
--------------------------------
355 - 360                 96.77
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 356.9 months
Lowest: 176 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  27.19%
-------------------------
1 - 6              72.81
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.7 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000          0.85%
-----------------------------
10.001 - 11.000        43.81
-----------------------------
11.001 - 12.000        55.34
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.152%
Lowest: 10.000%
Highest: 12.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
13 - 18             0.81%
-------------------------
25 - 30             2.42
-------------------------
31 - 36            96.77
-------------------------
Total:            100.00%
-------------------------

W.A.: 34.2 months
Lowest: 18 months
Highest: 36 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-D
                                    5-1 ARMs
                            Collateral Summary Report

                                Apr 4, 2005 21:09

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $438,791,971.43
Loan Count: 900
Percent IO: 69.29%
Cut-off Date: 2005-04-01
Avg. Loan Balance: $487,546.63
Avg. Orig. Balance: $488,053.58
Accelerated Docs: 60.32%
W.A. FICO: 737
W.A. Orig. LTV: 71.90%
W.A. Cut-Off LTV: 71.86%
W.A. Gross Coupon: 5.056%
W.A. Net Coupon: 4.806%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.89%
% over 100 COLTV: 0.00%
% with PMI: 2.89%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.49%
W.A. MI Adjusted LTV: 71.15%
% Second Lien: 0.00%
% with Prepay Penalty: 0.91%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.23%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
<= $250,000                 1.98%
---------------------------------
$250,001 - $350,000         4.84
---------------------------------
$350,001 - $450,000        29.85
---------------------------------
$450,001 - $550,000        25.72
---------------------------------

---------------------------------
$550,001 - $650,000        15.75
---------------------------------
$650,001 - $750,000         7.99
---------------------------------
$750,001 - $850,000         3.65
---------------------------------
$850,001 - $950,000         3.48
---------------------------------
$950,001 - $1,050,000       4.51
---------------------------------
$1,050,001 - $1,150,000     0.52
---------------------------------
$1,150,001 - $1,250,000     1.36
---------------------------------
>= $1,250,001               0.34
---------------------------------
Total:                    100.00%
---------------------------------

Average: $488,053.58
Lowest: $66,500.00
Highest: $1,470,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
<= $250,000                 2.00%
---------------------------------
$250,001 - $350,000         5.16
---------------------------------
$350,001 - $450,000        29.51
---------------------------------
$450,001 - $550,000        25.72
---------------------------------
$550,001 - $650,000        15.75
---------------------------------
$650,001 - $750,000         7.99
---------------------------------
$750,001 - $850,000         3.65
---------------------------------
$850,001 - $950,000         3.48
---------------------------------
$950,001 - $1,050,000       4.51
---------------------------------
$1,050,001 - $1,150,000     0.52
---------------------------------
$1,150,001 - $1,250,000     1.36
---------------------------------
>= $1,250,001               0.34
---------------------------------
Total:                    100.00%
---------------------------------

Average: $487,546.63
Lowest: $66,500.00
Highest: $1,470,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.92%
---------------------------
Y                     0.08
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
3.001 - 3.250     0.08%
-----------------------
3.251 - 3.500     0.12
-----------------------
3.501 - 3.750     0.52
-----------------------
3.751 - 4.000     1.38
-----------------------
4.001 - 4.250     2.38
-----------------------
4.251 - 4.500     5.54
-----------------------
4.501 - 4.750    14.99
-----------------------
4.751 - 5.000    23.62
-----------------------
5.001 - 5.250    25.62
-----------------------
5.251 - 5.500    16.46
-----------------------
5.501 - 5.750     7.46
-----------------------
5.751 - 6.000     1.58
-----------------------
6.001 - 6.250     0.04
-----------------------
6.251 - 6.500     0.20
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.056%
Lowest: 3.250%
Highest: 6.500%

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.31%
----------------------
750 - 799       43.60
----------------------
700 - 749       30.79
----------------------
650 - 699       18.13
----------------------
600 - 649        4.05
----------------------
Not Scored       0.12
----------------------
Total:         100.00%
----------------------

W.A.: 737
Lowest: 622
Highest: 816

--------------------------------------------------------------------------------

8. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.11%
-----------------------
UGRIC             0.85
-----------------------
RGIC              0.57
-----------------------
GEMIC             0.50
-----------------------
RMIC              0.45
-----------------------
PMIC              0.31
-----------------------
MGIC              0.14
-----------------------
TGIC              0.07
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Product Type

----------------------------
Product Type         Percent
----------------------------
5YR IO 12 MO LIBOR    69.29%
----------------------------
5/25 12 MO LIBOR      30.27
----------------------------

----------------------------
5/10 12 MO LIBOR       0.28
----------------------------
5/15 12 MO LIBOR       0.08
----------------------------
4/26 12 MO LIBOR       0.08
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

10. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

11. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               61.76%
-----------------------------
Refinance-Rate/Term    22.35
-----------------------------
Refinance-Cashout      15.88
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

12. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      2.89%
------------------------------
Conventional w/o PMI    97.11
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

13. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              57.49%
-----------------------
PUD Detach       22.77
-----------------------

-----------------------
Condo            15.19
-----------------------
PUD Attach        3.49
-----------------------
Townhouse         0.47
-----------------------
4-Family          0.24
-----------------------
Cooperative       0.18
-----------------------
2-Family          0.18
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.78%
--------------------------
Secondary            9.65
--------------------------
Investor             0.57
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. Documentation

------------------------
Documentation    Percent
------------------------
Standard          39.68%
------------------------
Rapid             34.57
------------------------
Reduced           25.35
------------------------
All Ready Home     0.40
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. State

--------------------
State        Percent
--------------------
California    51.44%
--------------------
Florida        9.62
--------------------
Virginia       8.53
--------------------
Maryland       4.18
--------------------

----------------
Nevada     2.72
----------------
Other     23.51
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

17. California

-----------------------------
California            Percent
-----------------------------
Northern California    66.27%
-----------------------------
Southern California    33.73
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

18. Zip Code

------------------
Zip Code   Percent
------------------
94002        1.23%
------------------
94010        1.00
------------------
94558        0.75
------------------
94538        0.74
------------------
34145        0.71
------------------
Other       95.57
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

19. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.71%
-----------------------
20.01 - 25.00     0.46
-----------------------
25.01 - 30.00     0.35
-----------------------
30.01 - 35.00     0.59
-----------------------
35.01 - 40.00     1.65
-----------------------
40.01 - 45.00     1.26
-----------------------
45.01 - 50.00     2.98
-----------------------

-----------------------
50.01 - 55.00     2.85
-----------------------
55.01 - 60.00     4.24
-----------------------
60.01 - 65.00     6.58
-----------------------
65.01 - 70.00    13.90
-----------------------
70.01 - 75.00     8.09
-----------------------
75.01 - 80.00    53.45
-----------------------
>= 80.01          2.89
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.90%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.71%
-----------------------
20.01 - 25.00     0.48
-----------------------
25.01 - 30.00     0.35
-----------------------
30.01 - 35.00     0.59
-----------------------
35.01 - 40.00     1.65
-----------------------
40.01 - 45.00     1.26
-----------------------
45.01 - 50.00     2.98
-----------------------
50.01 - 55.00     2.85
-----------------------
55.01 - 60.00     4.24
-----------------------
60.01 - 65.00     6.58
-----------------------
65.01 - 70.00    13.90
-----------------------
70.01 - 75.00     8.21
-----------------------
75.01 - 80.00    53.31
-----------------------
>= 80.01          2.89
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.86%
Lowest: 9.02%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.87%
---------------------------
1                     0.13
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

23. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.85%
--------------------------
Y                    0.15
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          99.09%
---------------------------------
36                          0.91
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         0.91%
----------------------------
NONE                  99.09
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
43 - 48             0.08%
-------------------------
49 - 54             0.43
-------------------------
55 - 60            99.50
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.33387 months
Lowest: 45 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           2.10%
-----------------------------
9.001 - 10.000         46.53
-----------------------------
10.001 - 11.000        51.13
-----------------------------
11.001 - 12.000         0.24
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.056%
Lowest: 8.250%
Highest: 11.500%

--------------------------------------------------------------------------------

28. Original Term

-----------------------
Original Term   Percent
-----------------------

-----------------------
180               0.28%
-----------------------
240               0.08
-----------------------
360              99.64
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  0.28%
--------------------------------
235 - 240                  0.08
--------------------------------
349 - 354                  0.50
--------------------------------
355 - 360                 99.13
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.7 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

30. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  55.62%
-------------------------
1 - 6              44.22
-------------------------
7 - 12              0.16
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

31. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

32. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

33. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-D
                                    7-1 ARMs
                            Collateral Summary Report

                                Apr 4, 2005 21:09
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $30,962,859.08
Loan Count: 64
Cut-off Date: 2005-04-01
Avg. Loan Balance: $483,794.67
Avg. Orig. Balance: $484,126.94
Percent IO: 56.83%
Accelerated Docs: 51.02%
W.A. FICO*: 736
W.A. Orig. LTV: 70.96%
W.A. Cut-Off LTV: 70.91%
W.A. Gross Coupon: 5.378%
W.A. Net Coupon: 5.128%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 5.51%
% over 100 COLTV: 0.00%
% with PMI: 5.51%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.73%
W.A. MI Adjusted LTV: 69.58%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.84%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$200,001 - $250,000         1.48%
---------------------------------
$300,001 - $350,000         6.63
---------------------------------
$350,001 - $400,000        18.11
---------------------------------
$400,001 - $450,000        16.40
---------------------------------

---------------------------------
$450,001 - $500,000        15.42
---------------------------------
$500,001 - $550,000        10.17
---------------------------------
$550,001 - $600,000        11.36
---------------------------------
$600,001 - $650,000         2.05
---------------------------------
$650,001 - $700,000         4.42
---------------------------------
$800,001 - $850,000         2.66
---------------------------------
$950,001 - $1,000,000       6.45
---------------------------------
$1,450,001 - $1,500,000     4.84
---------------------------------
Total:                    100.00%
---------------------------------

Average: $484,126.94
Lowest: $216,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
$200,001 - $250,000         1.48%
---------------------------------
$300,001 - $350,000         8.88
---------------------------------
$350,001 - $400,000        15.85
---------------------------------
$400,001 - $450,000        16.40
---------------------------------
$450,001 - $500,000        15.42
---------------------------------
$500,001 - $550,000        10.17
---------------------------------
$550,001 - $600,000        11.36
---------------------------------
$600,001 - $650,000         2.05
---------------------------------
$650,001 - $700,000         4.42
---------------------------------
$800,001 - $850,000         2.66
---------------------------------
$950,001 - $1,000,000       6.45
---------------------------------
$1,450,001 - $1,500,000     4.84
---------------------------------
Total:                    100.00%
---------------------------------

Average: $483,794.67
Lowest: $216,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
4.251 - 4.500     3.12%
-----------------------
4.501 - 4.750     5.42
-----------------------
4.751 - 5.000     7.55
-----------------------
5.001 - 5.250    23.50
-----------------------
5.251 - 5.500    32.72
-----------------------
5.501 - 5.750    14.96
-----------------------
5.751 - 6.000    10.06
-----------------------
6.001 - 6.250     1.27
-----------------------
6.251 - 6.500     1.41
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.378%
Lowest: 4.375%
Highest: 6.500%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        7.85%
----------------------
750 - 799       42.54
----------------------
700 - 749       22.27
----------------------
650 - 699       20.53
----------------------
600 - 649        6.81
----------------------
Total:         100.00%
----------------------

W.A.: 736
Lowest: 625
Highest: 810

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             94.49%
-----------------------
PMIC              2.45
-----------------------
RMIC              1.91
-----------------------
UGRIC             1.16
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
7YR IO 12 MO LIBOR    56.83%
----------------------------
7/23 12 MO LIBOR      43.17
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               72.78%
-----------------------------
Refinance-Cashout      14.20
-----------------------------
Refinance-Rate/Term    13.01
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      5.51%
------------------------------
Conventional w/o PMI    94.49
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              57.86%
-----------------------
PUD Detach       29.57
-----------------------
Condo            11.43
-----------------------
Cooperative       1.14
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.06%
--------------------------
Secondary            5.54
--------------------------
Investor             1.41
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         48.98%
-----------------------
Reduced          27.94
-----------------------
Rapid            23.08
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

-----------------------
State           Percent
-----------------------
California       39.62%
-----------------------
Florida          14.27
-----------------------
Massachusetts     8.89
-----------------------
Arizona           7.45
-----------------------
Virginia          6.54
-----------------------
Other            23.24
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    50.36%
-----------------------------
Southern California    49.64
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
94115        4.84%
------------------
94501        3.31
------------------
01921        3.23
------------------
85253        3.22
------------------
92127        2.66
------------------
Other       82.73
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
30.01 - 35.00     1.94%
-----------------------
35.01 - 40.00     1.61
-----------------------
40.01 - 45.00     1.27
-----------------------
45.01 - 50.00     4.28
-----------------------
50.01 - 55.00     8.52
-----------------------
55.01 - 60.00     4.57
-----------------------
60.01 - 65.00     7.13
-----------------------
65.01 - 70.00     9.55
-----------------------
70.01 - 75.00     3.94
-----------------------
75.01 - 80.00    51.67
-----------------------
85.01 - 90.00     3.61
-----------------------
90.01 - 95.00     1.91
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.96%
Lowest: 31.58%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
30.01 - 35.00     1.94%
-----------------------
35.01 - 40.00     1.61
-----------------------
40.01 - 45.00     1.27
-----------------------
45.01 - 50.00     4.28
-----------------------
50.01 - 55.00     8.52
-----------------------
55.01 - 60.00     4.57
-----------------------
60.01 - 65.00     7.13
-----------------------
65.01 - 70.00     9.55
-----------------------
70.01 - 75.00     3.94
-----------------------
75.01 - 80.00    51.67
-----------------------
85.01 - 90.00     3.61
-----------------------
90.01 - 95.00     1.91
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.91%
Lowest: 31.58%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
79 - 84           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 83.1 months
Lowest: 79 months
Highest: 84 months

--------------------------------------------------------------------------------

27. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 355 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  44.92%
-------------------------
1 - 6              55.08
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000         16.09%
-----------------------------
10.001 - 11.000        81.23
-----------------------------
11.001 - 12.000         2.68
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.378%
Lowest: 9.375%
Highest: 11.500%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
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contained in this material may be based on assumptions regarding market conditions and

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